                                                                 Exhibit 24.1(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 27,1996 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1.

                                                             ARTHUR ANDERSEN LLP

Cleveland, Ohio
July 12, 1996